SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                             Act

                      December 3, 1999
                       Date of Report
              (Date of Earliest Event Reported)

                AMERICAN CAREER CENTERS, INC.

   (Exact Name of Registrant as Specified in its Charter)

                     2490 South 300 West
              South Salt Lake City, Utah 84115
          (Address of principal executive offices)

                        801/485-6200
                Registrant's telephone number

              TUNLAW INTERNATIONAL CORPORATION
                     1504 R Street, N.W.
                   Washington, D.C. 20009
               Former name and former address


Nevada                          0-22785                     52-2031541
(State or other               (Commission                  (I.R.S. Employer
jurisdiction of               File Number)              Identification no.)
incorporation)



ITEM 1. CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to an Agreement and Plan of Reorganization (the "Agreement") effective December 3, 1999 American Career Centers, Inc. ("ACCI" or the "Company"), a Nevada corporation, acquired all the outstanding shares of common stock of Tunlaw International Corporation ("Tunlaw"), a Nevada corporation, from the shareholders thereof in exchange for an aggregate of 200,000 shares of common stock of ACCI (the "Acquisition"). As a result, Tunlaw became a wholly-owned subsidiary of ACCI.

The Acquisition was adopted by the unanimous consent of the Board of Directors of ACCI on December 3, 1999. The
Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal
Revenue Code of 1986, as amended.

Prior to the Acquisition, ACCI had 5,549,000 shares of common stock issued and outstanding and 5,749,000 shares issued and outstnaind following the Acquisition. ACCI has an authorized capitalization of 120,000,000 shares, consisting of 100,000,000 shares of common stock, $.0001 par value per share, and 20,000,000 shares of preferred stock, $.0001 par value per share, of which no shares have been issued and are outstanding.

Upon effectiveness of the Acquisition, pursuant to Rule 12g-3 of the General Rules and Regulations of the Securities and Exchange Commission, ACCI became the successor issuer to Tunlaw for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective December 3, 1999.

A copy of the Agreement is filed as an exhibit to this Form
8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

(b) The following table contains information regarding the shareholdings of ACCI's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):


                        Number of shares               Percent of
                        of Common Stock                Common Stock
Name                    Beneficially Owned             Beneficially owned (1)

Ronald C. Mears               1,750,000 (2)                30.43%

Willliam G. Anthony             470,000 (3)                 8.2%

Thomas D. Keene                 380,000 (3)                 6.6%

Combined Assets, Inc.           525,000 (4)                 9.1%

InterAsset Management, Inc.     601,000 (4)                10.5%

T.A.S.S., Inc.                  445,000                     7.7%

All directors and             2,600,000                    45.2%
executive officers as
a group (3 persons)



(1) Based upon 5,749,000 outstanding shares of common stock (subsequent to the effectiveness of the Acquisition).
(2) 624,000 shares owned by Ronald Mears and 1,126,000 shares that are held by corporations that could be deemed to be controlled by Ronald Mears,
(3) Stock subject to a three year vesting period that began on July 30, 1999.
(4) Ronald Mears effectively controls named corporation and may be deemed a beneficial owner of the shares held by it.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) The consideration exchanged pursuant to the Agreement was negotiated between Tunlaw and ACCI.

In evaluating ACCI, Tunlaw used criteria such as the value of the assets of ACCI, ACCI's ability to compete in the training school market, the increased use of the Internet as a sales market, ACCI's current and anticipated business operations, and ACCI's business name and reputation in the post-secondary education community. In evaluating Tunlaw, ACCI placed a primary emphasis on Tunlaw's status as a reporting company under the Section 12(g) of the Securities Exchange Act of 1934, as amended, (the "Act") and Tunlaw's facilitation of ACCI's becoming a reporting company under the Act.

(b) The Company intends to strengthen its market position by providing an information technology opportunity for prospective students and to continue its expansion into the post-secondary education market in the United States. The Company intends to achieve this goal by both enhancing growth at its existing campuses and selectively acquiring additional accredited proprietary colleges with complementary/new curricula and name recognition.

BUSINESS

COMPANY

American Career Centers, Inc. ("ACCI") was incorporated in the State of Nevada on June 15, 1999, by Ronald Mears and William Anthony, current directors of ACCI. ACCI was formed to act as a holding company for a number of related career colleges and training centers with a primary focus on giving students direct access to information technology training in combination with preparing students for entry level jobs through a career oriented educational program. ACCI intends to provide career training in various fields such as information technology, Internet web site design and support, business administration, accounting, automotive training, health and exercise sciences, medical and dental assisting, paralegal, veterinary, clinical assisting and office administration. In addition, the Company intends to expand its operations in the adult retraining and online (Internet) learning markets.

The Company has two wholly owned subsidiaries, Alpha Computer Solutions, Inc. ("Alpha"), an information technology training company headquartered in Salt Lake City, Utah, formed in June, 1998, and acquired by ACCI in June, 1999 and Tunlaw International Corporation (which may be referred to on the Securities and Exchange Commission Edgar filing base as Tunlaw Capital Corporation").

CURRENT OPERATIONS

The Company's current operations are currently limited to those of its subsidiary's training center in Salt Lake City, Utah. The expansion of the Company's operations will require additional working capital.

Alpha provides several hundred computer software training courses in an instructor led environment. Courses include Microsoft and Novell certification programs as well as courses on various aspects of Internet web design, support and implementation. Alpha offers open and closed (corporate-based) classes, onsite classes for corporations and governments clients, vocational rehabilitation and job placement services, as well as miscellaneous consulting in the information technology area.

PRODUCTS AND SERVICES

Manufacturers of widely-used software, such as Microsoft or Corel, regularly release new versions of their software.
With each new release, additional training is required.
Proper training and more efficient use of all systems/applications software, particularly new releases, allow companies to get the highest return on their technology and personnel investments.

The Company intends to serve the segment of the population seeking to acquire career-oriented education to become qualified and marketable in the job market. To that end, the Company has added information technology training for those seeking careers in other fields as well as those individuals seeking careers in the rapidly expanding computer industry.

MARKETING

The Company employs a variety of methods to attract applicants to enroll in the Company's career training programs and advance in their chosen career fields. Firstly, the Company employs direct response advertising techniques which tend to generate leads on candidates for its schools through television, direct mail, newspaper, and yellow pages. The Company operates a Call Center at its headquarters, staffed by a team of operators who receive incoming lead calls generated by all television and newspaper media sources. The Company's three advertising agencies are networked into the Company's data base and are provided with real time information on the effectiveness of individual commercials. The agencies consult with the Company's advertising department to adjust schedules for ads depending on the Company's needs and the effectiveness of particular ads.

The Company is marketing its business in a number of key cities throughout the United States. As it establishes a presence in these markets, the Company intends to create a smaller permanent facility in each city to accommodate a longer term program.

BUSINESS PLAN

An important part of the Company's growth plan includes identifying and making acquisitions of other small information technology training schools that are profitable operations and have good reputation in their business community. The Company will require additional funds and the ability to borrow funds to complete possible acquisitions.

The Company has targeted several post-secondary educational training schools in Minnesota and Utah which it hopes to acquire and to redesign their programs to exploit favorable demographic and economic trends. These target educational institutions provide diploma programs in healthcare and technology related fields. The Company's geographic strategy is to build a competitive position in growing local markets where the Company can take advantage of operating efficiencies and benefit from demographic shifts. These acquisitions are yet to be negotiated and the Company requires additional working capital to complete any additional acquisitions. There is no assurance that the Company will be able to successfully complete any of the contemplated acquisitions. The Company has no agreements to purchase any new businesses at this time.

The Company intends to expand its product offerings to include other types of technology based education such as "distance learning" that could compete with traditional public and private education. The Company intends to offer accelerated degrees, certifications and technology degrees that would enable a student to enter the workforce more quickly in various high-tech fields.

TRADEMARKS AND PATENTS

          The Company has no patents or trademarks.

PROPERTY

The Company's principal executive offices are at the 16,000 square foot Alpha Computer Solutions, Inc. training center located at 2940 South 300 West, Salt Lake City, Utah 84115 and its telephone number is (801) 485-6200. This stand alone building is a leased facility. The lease term is five years and it will terminate on August 14, 2003. The monthly rent starts at $8,766 and escalates to $10,114 per month in the final year. In addition, there is a common area maintenance fee of approximately $1,350 per month.

LITIGATION

There is no outstanding litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it.

EMPLOYEES

The Company currently employs thirty five full time employees.

MARKET FOR THE COMPANY'S SECURITIES

There has been no public market for ACCI's securities to date. ACCI has issued securities that are exempt from registration under the Securities Act of 1933 pursuant to Rules 504 and Rule 506 of Regulation D of the General Rules and Regulations of the Securities and Exchange Commission.

MANAGEMENT


Name                             Age              Title

Ronald C. Mears                   61               Director
William G. Anthony                56               Director, President
Thomas D. Keene                   41               Director, Secretary,
                                                     Treasurer



RONALD C. MEARS has been Chairman and Chief Executive Officer of American Career Centers, Inc. since its acquisition of Alpha Computer Solutions. Mr. Mears has served as Chairman and Chief Executive Officer of Alpha Computer Solutions, Inc. since it was founded in 1998. Mr. Mears was formerly Chief Executive Officer of New Technology Services, Inc., a company he founded in May, 1997, that provided network engineering education in several major markets throughout the United States. From 1994 through 1996, Mr. Mears was Vice President of Sales for New Horizons Computer Learning Centers in Salt Lake City, Utah. Mr. Mears studied business at San Diego State University, El Camino College, and Pierce College.

WILLIAM G. ANTHONY has been the President and a director of American Career Centers, Inc. since its acquisition of Alpha Computer Solutions, Inc. Mr. Anthony served as the President and a Director of Alpha Computer Solutions, Inc., since it was founded in 1998. From 1997 to 1998, Mr. Anthony served as President of InterWest Graphics, Inc. a large graphics organization in the Intermountain West. From 1992 to 1996, Mr. Anthony served as President and Chief Executive Officer of TimberWolf Multimedia, a multimedia software development and marketing organization. From 1986 to 1991, Mr. Anthony also served as President and Chief Executive Officer of Wasatch Education Systems, Inc., a publicly traded company that developed and sold educational software to elementary and high school school districts throughout the United States. From 1979 to 1985, Mr. Anthony served as President and Chief Operating Officer of Systems Associates, Inc., a publicly traded company that developed and sold software for the healthcare industry. Mr. Anthony received his Bachelor of Arts Degree in Economics from the University of California in Los Angeles in 1972 and a Masters Degree in Operations Management from California State University at Northridge in 1974.

THOMAS D. KEENE has been the Chief Financial Officer and a director of American Career Centers, Inc. since it was founded in June of 1999. He also has and currently serves as Chief Financial Officer and a director of Alpha Computer Solutions, Inc. Mr. Keene has served as an independent consultant in accounting, administration, finance and business planning. Prior to the formation of Alpha Computer Solutions, Inc., Mr. Keene did consulting work for clients in Salt Lake City, Utah and Boise, Idaho. From 1991 to 1994 Mr. Keene was Treasurer and Director of Finance for Data-Cache Corporation. Prior to 1991, Mr. Keene worked as an accountant for Morrison Knudsen Corporation and Albertsons, Inc. Mr. Keene has a degree in Business from The College of Idaho (now named Albertson College of Idaho) and has advanced education in business, accounting and taxes from The College of Idaho and Boise State University.

EXECUTIVE COMPENSATION

William G. Anthony, as President, receives $70,000 per annum. He has no form of other compensation from the Company.

Thomas D. Keene, as Chief Financial Officer, receives
$50,000 per annum. He has no form of other compensation from the company.

Ronald C. Mears, as Chairman, receives $100,000 per annum.
He has no form of other compensation from the Company.

RELATED TRANSACTIONS

Ronald C. Mears sold certain assets to the Company in exchange for 624,000 shares of common stock of the Company. These assets included computers, computer networks, software to operate the network, course materials, furniture and fixtures required to construct classroom facilities, and customer lists.

RISK FACTORS

LIMITED OPERATING HISTORY. The Company has operations only through its wholly-owned subsidiary, Alpha Computer Solutions, which it acquired in July, 1999, and which commenced operations in June, 1998. The Company has only a limited history of operations. The Company's operations are subject to the risks and competition inherent in the establishment of a relatively new business enterprise in a competitive filed of post-secondary education. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its concepts, market awareness, its ability to expand its network of participating educational institutions, reliability and acceptance of the Internet, dependability of its advertising and recruiting network, and general economic conditions. There is no assurance that the Company will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on it.

HISTORY OF LOSSES. The Company has experienced losses. Based on unaudited statement of operations for the twelve month period ended June 30, 1999, the Company experienced an operating loss of $827,714. There is no assurance that the Company will not continue to experience losses and the Company will need to seek alternative sources of financing to meet its proposed business plan.
The Company may offer its debt or equity securities or seek funds through borrowing or the use of other financial instruments. The Company does not currently have any commitments or arrangements for such financing and such financing may not be available on terms satisfactory to the Company. The Company would be required to curtail its business acquisition strategy if it were unable to locate such financing or to raise funds through an offering of its securities.

ADVERSE ECONOMIC CONDITIONS OR A CHANGE IN GENERAL MARKET PATTERNS. A weak economic environment could adversely affect the Company sales and student recruitment. General economic conditions impact post-secondary education market companies, and demand for their services may decline at any time, especially during recessionary periods. Many factors beyond the Company's control may decrease overall demand for computer training including, among other things, decrease in the costs of higher education, increase in the overall unemployment rate, market surplus of prospective labor with substantially similar or same training skills, additional government regulation and certification in the field of post-secondary education. There can be no assurance that the general market demand for post-secondary education in computer and related fields will remain the same or will increase in the future.

RELIANCE ON FUTURE ACQUISITIONS STRATEGY. The Company expects to rely on acquisitions as a primary component of its growth strategy. There is no assurance that the Company will continue to be able to identify educational institutions or training centers that provide suitable acquisition opportunities or that the Company will be able to acquire any such companies on favorable terms. Further, there is no assurance that the acquired companies will be able to successfully integrate into the Company's existing infrastructure or to operate profitably. Acquisitions involve a number of special risks including the diversion of management's attention, assimilation of the personnel and operations of the acquired companies, possible loss of key employees. No assurance is given as to the Company's ability to obtain adequate funding to complete any contemplated acquisition or that such acquisition will succeed in enhancing the Company's business and will not ultimately have an adverse effect on the Company's business and operations.

MANAGEMENT AND AFFILIATES OWN ENOUGH SHARES TO CONTROL
SHAREHOLDER VOTE. The Company's executive officers and directors beneficially own approximately 45.2% of the outstanding common stock of the Company. As a result, these executive officers are able to exert significant control over business matters and affairs requiring stockholder approval, including the election of directors and the approval of material corporate matters such as change of control transactions. The effects of such control could be to delay or prevent a change of control of the Company unless the terms are approved by such stockholders.

LACK OF CONTINUED DEVELOPMENT OF E-COMMERCE MARKET. The use of the Internet and World Wide Web for commercial purposes is expanding dramatically. There is no assurance, however, that as increased commerce takes place on the Internet that unforeseen overloads, lack of sufficient hardware, telephone availability or other problems may not develop. In addition, consumer use of the Internet for purchases, banking, and other commercial uses may decline for any number of reasons such as security problems, overload difficulties, shopping trends, or slow Internet access. These difficulties may undermine Company's expansion plans into "distant" and "online" learning. There is no assurance that the Company will be able to successfully overcome these difficulties and maintain its competitive pricing and services.

LOSS OF THE COMPANY KEY EMPLOYEES MAY ADVERSELY AFFECT GROWTH OBJECTIVES. The Company's success in achieving its growth objectives depends upon the efforts of William G. Anthony, President of the Company and Thomas D. Keene, Chief Financial Officer. The Company believes that their experience and industry-wide contacts will significantly benefit the Company. The loss of the services of either of these individuals may have a material adverse effect on our business, financial condition and results of operations. The Company does not maintain key-man life insurance on any of its executives. There is no assurance that the Company will be able to maintain and achieve its growth objectives should it lose either or both of these individuals' services.

THE COMPANY HAS NOT BEEN AUDITED BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. Although the Company is required to file audited financial statements no later than 60 days from the date that this report is required to be filed, no such audited financial statements have been prepared or are available for inspection as of the date hereof. Consequently, there can be no assurance that any representations as to the financial condition or assets of the Company are as stated herein.

COMPETITION FROM LARGER AND MORE ESTABLISHED COMPANIES MAY HAMPER MARKETABILITY. The competition in the post-secondary education industry is intense. Large and highly fragmented, this industry hosts a number of well-established competitors, including national, regional and local companies possessing greater financial, marketing, personnel and other resources than the Company. There is no assurance that the Company will be able to market or sell its products if faced with direct product and services competition from these larger and more established career training educational institutions.

FAILURE TO ATTRACT QUALIFIED PERSONNEL. A change in labor market conditions that either further reduces the availability of employees or increases significantly the cost of labor could have a material adverse effect on the Company's business, financial condition and results of operations. The Company's business is dependent upon its ability to attract and retain highly qualified faculty, school presidents, administrators and corporate management.
There is no assurance that the Company will be able to employ a sufficient number of qualified training personnel in order to achieve its growth objectives.

ABSENCE OF PUBLIC MARKET. There is currently no trading market for the common stock of the Company and there is no assurance that a trading market for the common stock will develop. When and if the Company's common stock obtains a trading market, the market price of the common stock will be subject to fluctuations in response to variety of factors, including quarterly variations in the Company's operating results, announcements of acquisitions by the Company or its competitors, new regulations or interpretations of regulations applicable to the Company's targeted schools, changes in accounting treatments or principles and changes in earnings estimates by securities analysts, as well as general political, economic and market conditions. The market price for the common stock may also be affected by the Company's ability to meet or exceed analysts' earnings expectations, and any failure to meet such expectations, even in minor, could have a material adverse effect on the market price of the common stock. In addition, the stock market has, from time to time, experienced significant price and volume fluctuations which could adversely affect the market price of the common stock without regard to the financial performance of the Company.

ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS SHARE VALUE. The Certificate of Incorporation as amended of the Company authorizes the issuance of 120,000,000 shares of common stock and no shares of preferred stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by the Company. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

PENNY STOCK REGULATION. Upon commencement of trading in the Company's stock, if any, of which there can be no assurance, the Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

COMPUTER SYSTEMS REDESIGNED FOR YEAR 2000. Many existing computer programs use only two digits to identify a year in such program's date field. These programs were designed and developed without consideration of the impact of the change in the century for which four digits will be required to accurately report the date. If not corrected, many computer applications could fail or create erroneous results by or following the year 2000 (the "Year 2000 problem"). Many of the computer programs containing such date language problems have been corrected by the companies or governments operating such programs. The Company's operations are dependent upon the properly functioning computer equipment which may fail because of such Year 2000 problems owned by the Company as well as well as those operated by others, including the Internet. The Company does not know what steps, if any, have been taken by any of its suppliers in regard to the Year 2000 problems. The Company's operations will be severally curtailed if one or more of its business partners were to suffer Year 2000 problems. Furthermore, it is impossible to predict if the basic utilities serving the Company will continue uninterrupted.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5. OTHER EVENTS

                 Successor Issuer Election.

Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, upon effectiveness of the Acquisition, the Company became the successor issuer to Tunlaw International Corporation for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective December 3, 1999.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7. FINANCIAL STATEMENTS

The Registrant is required to file financial statements by amendment hereto no later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

EXHIBITS

2.1. Agreement and Plan of Reorganization thereto between American Career Centers, Inc. and Tunlaw International Corporation. (Incorporated in its entirety to Exhibit 2.1 of the previous filed Form 8-K, filed on December 13, 1999)

*3.1. Articles of Incorporation of American Career Centers,
Inc., as amended. (Incorporated in its entirety to Exhibit
3.1 of the Annual Report on Form 10-KSB, filed on April 13,
2000.)

*3.2. By-Laws of American Career Centers, Inc., as amended.
(Incorporated in its entirety to Exhibit 3.2 of the Annual
Report on Form 10-KSB, filed on April 13, 2000.)


Financial Statements of American Careers Centers, Inc.

                AMERICAN CAREER CENTERS, INC.
                      AND SUBSIDIARIES
              CONSOLIDATED FINANCIAL STATEMENTS
              AS OF DECEMBER 31, 1999 AND 1998

       AMERICAN CAREER CENTERS, INC. AND SUBSIDIARIES


                        CONTENTS

PAGE   F-1    INDEPENDENT AUDITORS' REPORT


PAGE   F-2    CONSOLIDATED BALANCE SHEETS AS OF DECEMBER
              31, 1999 AND 1998


PAGE   F-3    CONSOLIDATED STATEMENTS OF OPERATIONS AND
              OTHER COMPREHENSIVE (LOSS) FOR THE YEAR ENDED
              DECEMBER 31, 1999 AND FOR THE PERIOD JUNE 16,
              1998 (INCEPTION) TO DECEMBER 31, 1998


PAGES  F-4-5  CONSOLIDATED STATEMENTS OF CHANGES IN
              STOCKHOLDERS' DEFICIENCY FOR THE PERIOD JUNE
              16, 1998 (INCEPTION) TO DECEMBER 31, 1999


PAGE   F-6    CONSOLIDATED STATEMENTS OF CASH FLOWS FOR
              THE YEAR ENDED DECEMBER 31, 1999 AND FOR THE
              PERIOD JUNE 16, 1998 (INCEPTION) TO DECEMBER 31,
              1998


PAGES F-7-17  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
              AS OF DECEMBER 31, 1999 AND 1998






INDEPENDENT AUDITORS' REPORT

To the Board of Directors of:
American Career Centers, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheets of American Career Centers, Inc. and Subsidiaries as of December 31, 1999 and 1998 and the related statements of operations and comprehensive (loss), changes in stockholder's deficiency and cash flows for the year ended December 31, 1999 and for the period June 16, 1998 (inception) to December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly in all material respects, the financial position of American Career Centers, Inc. and Subsidiaries as of December 31, 1999 and 1998 and the results of their operations and their cash flows for the year ended December 31, 1999 and for the period June 16, 1998 (inception) to December 31, 1998, in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 12 to the consolidated financial statements, the Company has recurring losses from operations, working capital and equity deficiencies. These matters raise substantial doubt about the Company's ability to continue as going concern. Management's Plan in regards to these matters is also described in Note 12. The consolidated financial statements do not include and adjustments that might result from the outcome of this uncertainty.

WEINBERG & COMPANY, P.A.
Boca Raton, Florida
January 19, 2000

       AMERICAN CAREER CENTERS, INC. AND SUBSIDIARIES
                 CONSOLIDATED BALANCE SHEET
              AS OF DECEMBER 31, 1999 AND 1998


                                ASSETS
                                                  1999        1998

CURRENT ASSETS
 Cash                                          $ 42,879     $ 11,246
 Accounts receivable, net                        83,988       77,438
 Inventories                                      3,447        7,145
 Prepaid expenses and other assets                  357        6,189
 Short term investments                              -       130,000
                                                -------      -------
  Total Current Assets                          130,671      232,018
                                                -------      -------
PROPERTY AND EQUIPMENT - NET                    122,538       24,592
                                                -------      -------
OTHER ASSETS
 Intangibles, net                               115,106       37,142
 Deposits                                        14,464       12,289
                                                -------      -------
  Total Other Assets                            129,570       49,431
                                                -------      -------
TOTAL ASSETS                                  $ 382,779    $ 306,041
                                              =========      =======

    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
 Accounts payable and other accrued expenses  $ 256,892    $ 105,800
 Payroll taxes payable                          238,076       60,707
 Accrued payroll and payroll taxes              317,594       87,267
 Deferred revenue                               273,736      251,521
 Notes payable                                  162,500      322,448
                                              ---------      -------
Total Current Liabilities                     1,248,798      827,743
                                              =========      =======

STOCKHOLDERS' DEFICIENCY
 Preferred stock, $.0001 par value,
 20,000,000 shares authorized, none issued            -             -
Common stock, $.0001 par value, 100,000,000
 shares authorized, 5,902,500 and 2,880,000
 shares issued and outstanding, respectively        590          288
Additional paid in capital                    1,258,962      316,717
Accumulated deficit                          (2,064,321)    (733,707)
Accumulated other comprehensive loss                  -     (105,000)
                                              ---------      -------
                                                804,769     (521,702)
Less subscriptions receivable                   (61,250)           -
                                              ---------      -------
Total Stockholders' Deficiency                 (866,019)    (521,072)
                                              ---------      -------
TOTAL LIABILITIES AND STOCKHOLDERS'
DEFICIENCY                                   $  382,779    $  306,041
                                              =========     =========


See accompanying notes to consolidated financial statements

       AMERICAN CAREER CENTERS, INC. AND SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF OPERATIONS
                  AND COMPREHENSIVE (LOSS)


                                             Year       June 16, 1998
                                             ended     (Inception) to
                                          December 31,   December 31,
                                             1999            1998

REVENUES                                 $    765,411   $    197,564

COST OF SALES                                 479,504        127,604

GROSS PROFIT                                  285,907         69,960

OPERATING EXPENSES
 Selling and marketing                        514,366         60,360
                                            ---------        -------
 General and administrative                 1,037,177        724,096
                                            ---------        -------
  Total Operating Expense                   1,551,543        784,456
                                            ---------        -------

LOSS FROM OPERATIONS                       (1,265,636)      (714,496)
                                            ---------        -------
OTHER INCOME (EXPENSE)
 Gain on exchange of securities                10,000              -
  Interest income                                   -          5,015
  Interest expense                            (24,605)        (7,268)
  Tax penalties                               (38,615)          (766)
  Other expenses                              (11,758)       (16,192)
                                               ------         ------
    Total Other Income (Expense)              (64,978)       (19,211)
                                               ------         ------
NET LOSS                                 $ (1,330,614)      (733,707)

OTHER COMPREHENSIVE INCOME (LOSS)
 Unrealized gain (loss) on short
 term investments                             105,000       (105,000)
                                            ---------      ---------
COMPREHENSIVE LOSS                       $ (1,225,614)    $ (838,707)
                                            =========      =========


Net loss per common share and
equivalents - basic and diluted          $      (0.37)    $    (0.42)
                                            =========      =========
Weighted average shares outstanding
during the period - basic and diluted       3,628,324      1,764,790
                                            =========      =========




See accompanying notes to consolidated financial statements.

                 AMERICAN CAREER CENTERS, INC. AND SUBSIDIARIES
                STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY

                                                                                      ACCUMULATED
                                                                                        OTHER
                                                           ADDITIONAL                COMPREHENSIVE
                   PREFERRED STOCK   COMMON STOCK           PAID IN     ACCUMULATED     INCOME       SUBSCRIPTIONS
                    STOCK   AMOUNT   STOCK  AMOUNT          CAPITAL       DEFICIT        LOSS         RECEIVABLE      TOTAL



Issuance of
 common stock
 to founders and
 employees             -       -    2,005,000     $ 200      $  1,805     $   -          $    -          $    -        $ 2,005

Issuance of
 common stock
 for cash              -       -      775,000        78        79,922         -               -               -         80,000

Issuance of
 common stock
 for investment
 securities            -       -      100,000        10       234,990         -               -               -        235,000

Unrealized loss
 on available
 for sale
 securities            -       -         -           -           -            -            (105,000)          -       (105,000)

Net loss from
 June 16, 1998
 (Inception) to
 December 31,
 1998                  -       -         -           -           -         (733,707)          -               -       (733,707)

Balance,
 December 31,
 1998                  -       -     2,880,000      288       316,717      (733,707)       (105,000)          -       (521,702)

Redemption of
 common stock          -       -       (11,000)      (1)          (10)         -              -               -            (11)

Recapitalization:
 Issuance of
 common stock
 to founders and
 employees of
 ACCI                  -       -     1,183,000      118         1,065          -              -               -           1,183

Issuance of
 common stock
 for cash and
 extinguishment
 of debt               -       -     1,605,000      161       924,984          -              -            (45,000)     880,145

Redemption of
 common stock          -       -       (19,500)      (2)          (18)         -              -               -             (20)

Issuance of
 common stock
 for subscriptions
 receivable            -       -        65,000        6        16,244          -              -            (16,250)        -

Recapitalization:
 Stock issued to
 Tunlaw
 International
 Corporation
 stockholders          -       -       200,000       20           (20)         -              -               -            -

Unrealized gain
 on short term
 investments           -       -          -          -         -               -          105,000             -          105,000

Net loss for 1999      -       -          -          -         -         (1,330,614)          -               -       (1,330,614)
                   -------  ------   ---------  -------  ------------    -----------      --------         --------    ----------
BALANCE,
DECEMBER 31,
1999                   -       -     5,902,500  $   590  $  1,258,962  $ (2,064,321)    $     -          $ (61,250)  $  (866,019)
                   =======  ======   =========  =======  ============    ===========      ========         ========    ==========


See accompanying notes to consolidated financial statements

                 AMERICAN CAREER CENTERS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                             June 16, 1998
                                                            Year ended       (Inception) to
                                                            December 31,      December 31,
                                                               1999              1998

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                  $ (1,330,614)     $ (733,707)
 Adjustments to reconcile net loss to net
  cash used in operating activities:
 Depreciation and Amortization                                  105,497           6,081
 Gain on exchange of securities                                 (10,000)              -
 Provision for doubtful accounts                                 17,493          40,710
 (Increase) in accounts receivable                              (24,043)       (118,148)
 (Increase) in inventories                                        5,198          (7,145)
 (Increase) in prepaid expenses and other assets                  5,832          (6,189)
 Increase in accounts payable and accrued expenses              151,092         105,800
 Increase in payroll taxes payable                              177,369          60,707
 Increase in accrued payroll and payroll taxes                  230,327          87,267
 Increase in deferred revenue                                    22,215         251,521
                                                               --------        --------
 Net Cash Used In Operating Activities                         (649,634)       (313,103)
                                                               --------        --------
CASH FLOWS FROM INVESTING ACTIVITIES

 Purchases of property and equipment                            (37,907)        (26,030)
 Deposits                                                        (2,175)        (12,289)
                                                               --------        --------
  Net Cash Used in Investing Activities                         (40,082)        (38,319)
                                                               --------        --------
CASH FLOWS FROM FINANCING ACTIVITIES
 Payment on notes payable                                       (25,635)        (16,150)
 Loan proceeds                                                        -         296,813
 Proceeds from issuance of common stock                         746,984          82,005
                                                               --------        --------
  Net Cash Provided By Used In Financing Activities             721,349         362,668
                                                               --------        --------
NET INCREASE IN CASH                                             31,633          11,246

CASH, BEGINNING OF YEAR                                          11,246               -
                                                               --------        --------
CASH, END OF YEAR                                             $  42,879       $  11,246
                                                               ========        ========

SUPPLEMENTAL DISCLOSER OF NON - CASH
INVESTING AND FINANCING ACTIVITIES:

During 1999, the Company exchanged 100,000 shares of
 marketable securities for equipment and customer database.   $ 245,000          $    -
                                                               ========        ========
During 1999, the Company converted $134,313
 of notes payable to common stock.                            $ 134,313          $    -
                                                               ========        ========

During 1998, the Company exchanged 100,000
 shares of common stock for investments.                         $    -       $ 235,000
                                                               ========        ========




See accompanying notes to consolidated financial statements

              AMERICAN CAREER CENTERS, INC. AND SUBSIDIARIES
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     AS OF DECEMBER 31, 1999 AND 1998

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A) Organization

Alpha Computer Solutions, Inc. ("ACS") was incorporated in the State of Utah on June 16, 1998.

On June 21, 1999, under an Agreement and Plan of Reorganization, American Career Centers, Inc., ("ACCI"), an inactive Nevada Corporation, acquired all the stock of ACS by issuing one share of its common stock for each share of ACS common stock outstanding. On December 3, 1999, Tunlaw International Corporation ("TIC"), an inactive Nevada public shell corporation, acquired all the outstanding stock of ACCI. The Merger Agreement stipulated that TIC issue to ACCI shareholders one share of TIC common stock for each share of common stock held by ACCI shareholders. As a result, the reorganizations were treated as an acquisition by the acquiror and as a recapitalization by the acquiree for accounting purposes. Accordingly, the financial statements include the following:

(1) The balance sheets consist of the net assets of the acquiror at historical cost and the net assets of the acquirees at historical cost.
(2) The statement of operations includes the operations of the acquiror for the periods presented and the operations of the acquirees from the date of reorganizations.

The Company intends to operate career-training centers throughout the United States. The Company presently provides Instructor-led Computer and Internet training courses in Salt Lake City, Utah.

(B) Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries Alpha Computer Solutions, Inc. and Tunlaw International Corporation. All significant inter-company transactions and balances have been eliminated in consolidation.

(C) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

(D) Cash and Cash Equivalents

For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturates of three months or less at the time of purchase to be cash equivalents.

(E) Short - Term Investments

The Company's policy is to invest in marketable equity instruments. The Company accounts for such investments in accordance with Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities."

Management determines the appropriate classification of its investments at the time of acquisition and reevaluates such determination at each balance sheet date. Available - for - sale securities are carried at fair value, with unrealized gains and losses, net of tax, reported as other comprehensive income (loss) and as a separate component of stockholders' equity (deficiency). Investments classified as held - to - maturity are carried at amortized cost. In determining realized gains and losses, the cost of the securities sold is based on the specific identification method.

(F) Inventories

Inventories, consisting of training materials are stated at lower of cost or market determined on the first - in, first - out method.

(G) Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful life of the assets from two to seven years.

(H) Intangible Assets

Intangible assets are being amortized on a straight - line basis over periods varying from two to three years.

(I) Income Taxes

The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ('Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(J) Revenue Recognition

The Company recognizes specific training course tuition revenues in the period in which the training courses are preformed. Membership club revenue is recognized over the membership period based on the member's actual usage of the Company's training programs and classes. Deferred revenue represents tuition revenues collected in advance for classes in specific training course programs and the unrecognized portion of membership club revenues.

(K) Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The carrying amounts of the Company's accounts receivable, accounts payable, accrued liabilities, and current loans payable approximates fair value due to the relatively short period to maturity for these instruments.

(L) Per Share Data

Basic net income (loss) per common share is computed based on the weighted average common shares outstanding during the year as defined by Statement of Financial Accounting Standards, No. 128, "Earnings Per Share" ("SFAS 128"). Diluted net income per common share is computed based on the weighted average common shares and common stock equivalents outstanding during the year as defined by SFAS 128.

For 1999, the effect of the assumed exercise of 332,500 stock options were not utilized in the computation of diluted earnings per share since the effect was anti-dilutive.

(M) Advertising Expense

Costs incurred for producing and communicating advertising of the Company are charged to operations as incurred. Advertising expense for the years ended December 31, 1999 and 1998 was approximately $111,800 and $15,800, respectively.

(N) Segment Information

The Company follows Statement of Financial Accounting Standards No. 131 "Disclosures About Segments of an Enterprise and Related Information". During 1999 and 1998, the Company operations consisted only of the activity of its wholly owned subsidiary Alpha Computer Solutions, therefore, segment disclosure has not been presented.

(0) Impairment of Long-Lived Assets

The Company has adopted Statement of Financial Accounting Standards No. 121 (SFAS 121) "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." Under the provisions of this statement, the Company has evaluated its long-lived assets for financial impairment, and will continue to evaluate them as events or changes in circumstances indicated that the carrying amount of such assets may not be fully recoverable.

The Company evaluates the recoverability of long-lived assets not held for sale by measuring the carrying amount of the assets against the estimated undisclosed future cash flows associated with them. At the time such flows of certain long-lived assets are not sufficient to recover the carrying value of such assets, the assets are adjusted to their fair values.

NOTE 2 SHORT-TERM INVESTMENTS

The Company's short-term investments were comprised of marketable equity securities, classified as available for sale securities, which were carried at their fair value based upon the quoted market prices of those investments at December 31, 1998. Accordingly, net unrealized losses on available for sale securities are included in other comprehensive income
(loss). At December 31, 1998, the investments had a cost basis of $235,000 and a fair market value of $130,000.

NOTE 3 ACCOUNTS RECEIVABLE

Accounts receivable at December 31 consisted of the following:


                                                 1999         1998

   Accounts receivable                       $ 142,191    $ 118,148
   Less allowance for doubtful accounts        (58,203)     (40,710)
                                               -------      -------
                                             $  83,988    $  77,438
                                               =======      =======




For the years ended December 31, 1999 and 1998, the Company recorded a provision for doubtful accounts of $17,493 and $40,710, respectively in its statement of operations.

NOTE 4 PROPERTY AND EQUIPMENT

Property and equipment at December 31 consisted of the following:


                                                 1999        1998

   Furniture                                   100,865            -
   Office equipment                          $  30,724     $ 10,838
   Leasehold improvement                        12,710       12,710
   Software                                      5,608        2,482
   Less accumulated depreciation               (27,369)      (1,438)
                                               -------       ------
                                             $ 122,538     $ 24,592
                                               =======      =======




Depreciation expense for the year ended December 31, 1999 and 1998 was $25,931 and $1,438, respectively.

NOTE 5 INTANGIBLE ASSETS

In 1998, the Company entered into an employment agreement with an individual. As part of the agreement, the Company agreed to refund tuition payments to his former students at his prior company. This amount, which aggregated $41,785, has been recorded as an intangible employment cost and is being amortized over the 3-year life of the employment contract. (See
Note 9(B))

In 1999, the Company purchased intangible assets consisting of a student database and other miscellaneous intangibles for $157,530. This amount is being amortized over a 2-year period.

Intangible assets at December 31 consisted of the following:


                                                 1999         1998

   Customer database                         $ 157,530       $    -
   Employment cost                              41,785       41,785
   Less accumulated Amortization               (84,209)      (4,643)
                                               -------       ------
                                             $ 115,106     $ 37,142
                                               =======       ======




Amortization expense for the employment cost for the years ended December 31, 1999 and 1998 was $13,928 and $4,643 respectively.

Amortization expense for the customer database for the year ended December 31, 1999 was $65,638.

NOTE 6 PAYROLL TAXES PAYABLE

At December 31, 1999 and 1998 the Company owed $237,365 and $59,904, respectively, in federal and state payroll taxes and interest and penalties for prior tax periods. Such amounts were recorded in payroll taxes payable at December 31. In January, 2000, the Company made payments of $34,445 against the 1999 payroll tax liability.

NOTE 7 ACCRUED PAYROLL AND PAYROLL TAXES

The accrued payroll and payroll taxes represent past due wages owed to employees and the related payroll taxes accrued on these wages.

NOTE 8 NOTES AND LOANS PAYABLE

The following schedule reflects notes and loans payable at December 31:


                                                    1999         1998
   Note payable to individual, 12% interest,
   due on demand, unsecured.                       135,000       135,000

   Note payable to an officer. 12% interest,
   due on demand, unsecured.                     $  25,000     $  25,000

   Loan payable to individual non-interest
   bearing, due on demand, unsecured.                    -        40,000

   Notes payable to individual, non-interest
   bearing, due 30 days after settlement
   agreement, unsecured.                                 -        25,635

   Loan payable to individual, non-interest
   bearing, due on demand, unsecured                2,500          7,500

   Loans payable to a corporation, non-
   interest bearing, due on demand,
   unsecured.                                           -         89,313

   TOTAL - ALL CURRENT                          $ 162,500      $ 322,448





NOTE 9 COMMITMENTS

(A) Operating Leases

The Company leases corporate office space under operating leases. These leases have remaining terms varying from the years 2003 through 2004.

Future minimum lease payments under operating leases are approximately as follows at December 31, 1999



                 2000                $ 110,600
                 2001                  114,600
                 2002                  118,700
                 2003                   80,900
                                       -------
                                     $ 424,800
                                       =======




Rent expense under operating leases for the years ended December 31, 1999 and 1998 was $106,540 and $35,064, respectfully.

(B) Employment Agreements

During September 1998, (the "Effective Date"), the Company entered into three employment agreements (the "Agreements") with executives of the Company (the "Employees"). The Employees were engaged as the President, the Chief Financial Officer ("CFO") and the Chairman of the board of the Company. The Agreements were established for terms of three years, from the effective date. The agreements contain a confidentiality clause and a non - compete clause. As consideration for the employees' performances, the Company agreed to pay an annual base salary of $72,000 to the President, $50,000 to the CFO, and of $100,000 to the Chairman of the Board.

In addition, the Company granted 100,000 shares of common stock to the President, 75,000 shares of common stock to the CFO, and 250,000 shares of common stock to the Chairman of the Board, subject to a buy back arrangement. The Company also granted incentive stock options, with an exercise price of $5, to the President, CFO, and Chairman of the Board of 110,000, 60,000, and 0 shares, respectively.

NOTE 10 STOCKHOLDERS' DEFICIENCY

(A) Preferred Stock

The Company authorized 20,000,000 shares of preferred stock at $.0001 par value to be issued in one or more series with such rights, preferences, and restrictions as determined by the Board of Directors at the time of authorization of issuance. At December 31, 1999 and 1998, no shares had been issued.

(B) Common Stock Issuances

In June 1998, the Company issued 2,005,000 shares of common stock to its founders for cash of $2,005.

During 1998, the Company issued 775,000 shares of common stock to individuals for cash of $80,000.

During 1998, the Company issued 100,000 shares of common stock in exchange for marketable securities with a fair market value of $235,000.

During 1999, the Company issued 1,183,000 shares of common stock to its founders for cash of $1,183.

During 1999, the Company issued 1,605,000 shares of common stock, for a total of $925,145, on reliance of Regulation D, Rule 504 and 506 exemption from registration under the Securities Act of 1933, as amended. The total amount represented cash of $745,832, extinguishment of debt of $134,313 and a subscription receivable of $45,000.

During 1999, an individual subscribed to 65,000 shares of common stock, for $16,250.

On June 21, 1999 and December 31, 1999, the Company recapitalized through mergers (Note 1(A)).

(C) Stock Options Granted Under Employment Agreements

In Accordance with SFAS 123, for options granted to employees, the Company applies APB Opinion No. 25 and related interpretations in accounting for the options issued. No compensation cost has been recognized for options issued under the employment agreements. For financial statement disclosure purposes and for purposes of valuing stock options issued, the fair market value of each stock option granted was estimated on the date of grant using the Black-Scholes Option-Pricing Model in accordance with SFAS 123. There was no resulting Black-Scholes value for the stock options, as the exercise price of the options as stipulated in the option agreements exceeded the fair market value of the stock on the grant date. Had compensation cost been determined based on the fair market value at the grant date, consistent with SFAS 123, the Company's Net Loss and loss per share amounts would not have changed in 1999 and 1998.

NOTE 11 INCOME TAXES

Income tax expense (benefit) for the years ended December 31, 1999 and 1998 is summarized as follows:


                                              1999        1998

Current:
 Federal                                   $      -     $     -
 State                                            -           -
 Deferred-Federal and State                       -           -
 Change in Valuation Allowance                    -           -
                                             ------      ------
Income tax expense (benefit)               $      -     $     -
                                             ======      ======

The Company's tax expense differs from the "expected" tax expense for the years ended December 31, 1999 and 1998, as follows:

                                              1999        1998

U.S. Federal income tax provision
 (benefit)                               $ (452,000)  $ (250,000)
Effect of net operating loss
 Carryforward                               452,000      250,000
                                            -------      -------
                                           $      -     $      -
                                            =======      =======

The tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at December 31, are as follows:

                                              1999        1998

Deferred tax assets:
 Net operating loss carryforward         $  702,000   $  250,000
                                            -------      -------
  Total gross deferred tax assets           702,000      250,000
Less valuation allowance                   (702,000)    (250,000)
                                            -------      -------
Net deferred tax assets                    $      -     $      -
                                            =======      =======




At December 31, 1999, the Company had net operating loss carryforwards, of approximately $2,064,000, for U.S. federal income tax purposes available to offset future taxable income expiring on various dates beginning in 2016 through 2018.

The valuation allowance at January 1, 1999 was approximately $250,000. The net change in the valuation allowance during the year ended December 31, 1999 was an increase of approximately $452,000.

NOTE 12 GOING CONCERN

As reflected in the accompanying financial statements, the Company has had continuing losses since inception and, at December 31, 1999, has a working capital deficiency of $1,118,127 and a stockholders' deficiency of $866,019. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company anticipates an increase in revenues during 2000 and intends to continue raising additional capital during 2000. Management believes that actions presently taken to improve its future operations and obtain additional funding provide the opportunity for the Company to continue as a going concern (See Note 13).

NOTE 13 SUBSEQUENT EVENT

During January 2000, the Company sold, in Regulation D, Rule 506, private placement, 55,000 restricted shares of common stock for an aggregate of $152,000, or an average $2.77 per share.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                       AMERICAN CAREER CENTERS, INC.

                         By  /s/ Thomas F. Krucker
                                 President

                         Date: April 3, 2002